EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTITVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned does hereby certify that to the best of his knowledge and belief, the Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on April 17, 2007 by The Enlightened Gourmet, Inc., to which this certification is appended, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in such Annual Report fairly presents, in all material respects, the financial condition and results of operations of The Enlightened Gourmet, Inc.

Dated: April 17, 2007

/s/ ALEXANDER L. BOZZI, III

Alexander L. Bozzi, III, President

(principal executive officer)

Dated: April 17, 2007

/s/ ALEXANDER L. BOZZI, III

Alexander L. Bozzi, III, Chief Accounting Officer

(principal financial officer)